                                                                   EXHIBIT 10.10

                                              *CONFIDENTIAL TREATMENT REQUESTED.
                                  CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY
                                     WITH THE SECURITIES AND EXCHANGE COMMISSION

                                Lease Agreement

                            Dated as of May 3, 1999

                                 by and between

                 MARKET HALSEY URBAN RENEWAL, LLC, as Landlord

                                    --and--

                            EQUINIX, INC., as Tenant

                               TABLE OF CONTENTS

                                                                           PAGE
A.   Premises.............................................................  4
B.   Term............................................... .................  4
C.   Use..................................................................  4
1.   Rent.................................................................  5
1a.  Option to extend term................................................  6
2.   Operating expense escalation.........................................  7
3.   Real estate tax escalation........................................... 10
4.   Repairs.............................................................. 12
5.   Compliance with laws................................................. 13
6.   Assignment........................................................... 13
7.   Alterations, improvements............................................ 16
8.   Fire and other casualty.............................................. 20
9.   Inspection and repair................................................ 20
10.  Right to exhibit..................................................... 21
11.  Glass, etc., Damage repairs.......................................... 21
12.  Signs and exterior appearance........................................ 21
13.  Non-liability of landlord............................................ 22
14.  Mortgage priority.................................................... 22
15.  Security deposit..................................................... 22
16.  Increase of insurance rates.......................................... 23
17.  Utilities............................................................ 23
18.  Condemnation, eminent domain......................................... 24
19.  Remedies upon tenant default......................................... 24
20.  Termination on default............................................... 25
21.  Removal of tenant's property......................................... 25
22.  Reimbursement of landlord............................................ 25
23.  Non-performance by landlord.......................................... 26
24.  Validity of lease.................................................... 26
25.  Non-waiver by landlord............................................... 26
26.  Notices.............................................................. 26
27.  Title and quiet enjoyment............................................ 26
28.  Entire contract...................................................... 27
29.  Partial Invalidity................................................... 27
30.  Condition of premises................................................ 27
31.  Maintenance of sprinkler system...................................... 27
32.  Waste removal........................................................ 27
33.  Licenses and permits................................................. 28
34.  Limited liability.................................................... 28
35.  Mutual indemnification............................................... 28
36.  Insurance............................................................ 29
37.  Brokerage............................................................ 30
38.  Acm.................................................................. 30
39.  Holdover............................................................. 31


40.  Liens................................................................ 31
41.  [intentionally deleted].............................................. 32
42.  Commencement date agreement.......................................... 32
43.  Landlord's failure to repair......................................... 32
44.  Delays in performance................................................ 32
45.  Governing law........................................................ 32
46.  Consents............................................................. 33
47.  Lien waiver.......................................................... 33
48.  Estoppel certificate................................................. 33
49.  Certificate of occupancy............................................. 33
50.  Miscellaneous........................................................ 33

                                LEASE AGREEMENT
                                ---------------

     This Lease Agreement is made as of May 3, 1999 between MARKET HALSEY URBAN RENEWAL, LLC, a New York limited liability company having an office at 723 Seventh Avenue, 7th Floor, New York, NY 10019-6886 in the County of New York and State of New York, hereinafter designated and referred to as "Landlord" (or "the Landlord"), and EQUINIX-NY, INC., a Delaware corporation having a principal office at 901 Marshall Avenue, 2nd floor, Redwood City, CA 94063, hereinafter designated and referred to as "Tenant" (or "the Tenant");

                                   WITNESSETH
                                   ----------

     WHEREAS, Landlord and Tenant hereby covenant and agree as follows:

A.   Premises

     Landlord hereby leases to Tenant and Tenant does hereby rent from Landlord a portion of the eighth (8th) floor, consisting of approximately [*] ([*]) rentable square feet as more particularly shown in the diagram annexed hereto as

Exhibit A (hereinafter, the "demised premises" or the "premises" or the
---------
"Premises") in the building known as and located at [*] (the former [*] building), Newark, New Jersey (hereinafter the "Building" or "building"). The Building is situated on a parcel of land which is legally described on Exhibit B
                                                                       ---------
annexed hereto and made a part hereof.

B.   Term

     The term of this lease shall be fifteen (15) Lease Years, plus one (1) five-year renewal option, to commence four (4) months after Landlord's Work (as defined in Article 7 of this lease) is substantially complete (hereinafter, the "Commencement Date"), and to end and expire fifteen (15) Lease Years from said date. For the purposes of this Lease, a "Lease Year" shall be defined as that twelve (12) month period during the lease term, commencing on the Commencement Date or the annual anniversary thereof, as may be applicable, provided, however, that if the Commencement Date is a date other than the first day of a calendar month, then the first Lease Year shall be the twelve (12) month period beginning on the first day of such month. All of the terms, provisions and obligations of this lease shall be fully binding and enforceable upon execution and delivery of this lease notwithstanding the fact that the term of this lease shall not commence on such date.

C.   Use

     The demised premises shall be used and occupied for the installation, operation and repair of telecommunications equipment for Tenant's telecommunications business, as well as general and executive offices. Tenant agrees at all times during the term of this lease (and any renewal thereof) to comply with all applicable laws affecting the use of the Premises.

*CONFIDENTIAL TREATMENT REQUESTED.  CONDIDENTIAL PORTION HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.   Rent

     (a) Tenant covenants to pay to Landlord as a minimum annual rent (the "base rent" or "fixed rent") commencing on the Commencement Date and throughout the term of this lease, in accordance with the following schedule:


Lease Year                                Annual base rent
----------                                ----------------

 1                                        $[*] ($[*]/rent. sq ft)
 2                                        $[*] ($[*]/rent. sq ft)
 3                                        $[*] ($[*]/rent. sq ft)
 4                                        $[*] ($[*]/rent. sq ft)
 5                                        $[*] ($[*]/rent. sq ft)

 6                                        $[*] ($[*]/rent. sq ft)
 7                                        $[*] ($[*]/rent. sq ft)
 8                                        $[*] ($[*]/rent. sq ft)
 9                                        $[*] ($[*]/rent. sq ft)
10                                        $[*] ($[*]/rent. sq ft)

11                                        $[*] ($[*]/rent. sq ft)
12                                        $[*] ($[*]/rent. sq ft)
13                                        $[*] ($[*]/rent. sq ft)
14                                        $[*] ($[*]/rent. sq ft)
15                                        $[*] ($[*]/rent. sq ft)

First renewal option period
---------------------------

Lease Year                                Annual base rent
----------                                ----------------

16                                        $[*] ($[*]/rent. sq ft)
17                                        $[*] ($[*]/rent. sq ft)
18                                        $[*] ($[*]/rent. sq ft)
19                                        $[*] ($[*]/rent. sq ft)
20                                        $[*] ($[*]/rent. sq ft)


     (b) Tenant and/or Tenant's architects have measured the demised premises prior to occupancy and Landlord and Tenant agree that the demised premises shall be deemed to contain [*] rentable square feet.

     (c) The base rent shall be payable in advance in equal monthly installments on the first day of each calendar month. If the term of this lease does not commence on the first day of a month, the base rent for the month in which the term of this lease commences shall be appropriately apportioned. Tenant shall pre-pay the first months' rent upon execution hereof.

*CONFIDENTIAL TREATMENT REQUESTED.  CONDIDENTIAL PORTION HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     (d) Tenant also covenants to pay, from time to time as provided in this lease, as additional rent, all other amounts and obligations which Tenant assumes or agrees to pay under this lease and, without prejudice to any other rights, powers or remedies of Landlord, interest at the rate of fifteen percent (15%) per annum on any item of rent or additional rent not paid within five (5) business from said due date, until payment thereof. In the event of any failure on the part of Tenant to pay any additional rent, Landlord shall have all the rights, powers and remedies provided for in this lease, at law, in equity or otherwise, in the case of nonpayment of fixed rent. Nothing herein shall be construed to extend the due dates of Tenant's payments under this lease, or to waive any rights or remedies of Landlord in the event of Tenant's late payment. Tenant's obligations to pay fixed rent and additional rent shall survive the expiration of the lease term or earlier termination of this lease.

     (e) All fixed rent and additional rent (collectively hereinafter referred to as "rent") shall be paid in such coin or currency (or, subject to collection, by good check payable in such coin or currency) of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the office of Landlord as set forth above, or at such place and to such person as Landlord from time to time may designate.

     (f) All rent shall be paid to Landlord without notice, demand, counterclaim, setoff, deduction or defense, and nothing shall suspend, defer, diminish, abate or reduce any rent, except as expressly provided in this lease.

     (g) The obligations and liabilities of Tenant hereunder in no way shall be released, discharged or otherwise affected (except as expressly provided herein) by reason of: any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other similar proceeding relating to Landlord, or any action taken with respect to this lease by any trustee or receiver of Landlord, or by any court, in any such proceeding; any claim which Tenant has or might have against Landlord; any failure on the part of Landlord to comply with or perform any provision hereof or of any other agreement with Tenant; or any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Tenant shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Tenant waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this lease or the demised premises or any part thereof, or to receive any abatement, suspension, deferment, diminution or reduction of any rent payable by Tenant hereunder, except those rights expressly provided in this lease.

     1A.  Option to Extend Term

     (a) Tenant shall have one (1) renewal option to extend the term of this lease for a period of five (5) years, subject to all of the terms, covenants and conditions of this lease, except that during said renewal periods, Tenant shall pay annual fixed rent as set forth in Article 1.

     (b) To be effective, Tenant must give Landlord written notice of Tenant's election to exercise each of the renewal option periods of this lease not less than two hundred and seventy (270) days prior to the expiration of the then existing term of this lease. Tenant's right to extend the term of this lease pursuant to this Article shall be conditioned upon there being no default by Tenant in the performance or observance of any of the terms, covenants and conditions of this lease either at the time of the exercise of the option or on the expiration of the then existing term of this lease.

2.   Operating Expense Escalation.

     (a) Tenant shall pay, during the term of this lease (and any renewals thereof), the additional rent provided for in this Article. As used in this lease, the following terms shall have the meanings set forth below:

"Operating Expenses" shall mean all costs and expenses paid or incurred by or on behalf of Landlord with respect to the operation, cleaning, maintenance, repair, safety, security or management of the building, the equipment of Landlord therein, the sidewalks or other areas adjacent thereto, or the services provided to tenants thereof, including without limitation: (i) salaries, wages and bonuses paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits, pension, retirement or life insurance plans, and other benefits or similar expenses relating to, employees of Landlord engaged in the operation, cleaning, maintenance, repair, safety, security or management of the building, or said equipment or areas, or in providing said services to tenants; (ii) social security, unemployment and other payroll taxes, and the cost of disability and workmen's compensation coverage required by any applicable law, rule, regulation or union contract, or otherwise paid with respect to said employees; (iii) the cost of electricity, gas, steam, water, air conditioning and other fuel and utilities; (iv) the cost of casualty, rent, liability, fidelity, plate glass and any other insurance; (v) the cost of repairs, maintenance and painting; (vi) the cost or rental of all building and cleaning supplies, tools, materials and equipment; (vii) the cost of uniforms, work clothes and dry cleaning; (viii) window cleaning, concierge, guard, watchman or other security personnel, services and systems, if any; (ix) management fees, or if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of then prevailing rates for management fees payable in Essex County, NJ, for first class office buildings; (x) charges of independent contractors performing any of the aforesaid work for Landlord; (xi) legal, accounting and other professional fees and disbursements incurred in connection with the operation or management of the building; (xii) association fees and dues; (xiii) decorations and exterior and interior landscaping; (xiv) depreciation of hand tools and other movable equipment used in connection with the operation, cleaning, maintenance, repair, safety, security and management of the building; and (xv) such other items or cost or expense as are normally included in operating expenses of similar buildings. Where work is performed by a contractor, the amount charged Landlord for such work shall constitute the cost of such work for purposes hereof, but if the contractor is related to, or is associated or affiliated with Landlord, then such cost shall not exceed what an independent contractor reasonably would charge for similar services. Operating Expenses, however, shall exclude: (a) executives' salaries above the
                                   -------
grade of building manager; (b) expenditures for capital improvements, other than those which under generally applied real estate practices are expensed or regarded as deferred expenses, except as hereinafter provided; (c) amounts received by Landlord through proceeds of insurance to the extent they are compensation for sums previously included in Operating Expenses; (d) cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent Landlord is compensated therefor; (e) advertising and promotional expenditures; (f) costs of painting and decorating any tenant's space, and costs incurred in performing work or furnishing services to any tenant to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish at Landlord's expense; (g) depreciation, except as provided above; (h) brokerage commissions and rental fees; (i) the cost of electricity (other than for air conditioning) furnished to the demised premises or any other space leased to tenants, as estimated by Landlord; (j) real taxes and income taxes; and (k) and amortization estate taxes, franchise refinancing costs and mortgage interest payments. If Landlord shall purchase any item of capital equipment or make any capital expenditure which has the effect of reducing the expenses which otherwise would be included in Operating Expenses, or is required by reason of laws, rules or regulations of any governmental authority or insurance requirements, then the costs of such capital equipment or capital expenditure are to be included in Operating Expenses for the Escalation Year in which the costs are incurred and subsequent Escalation Years, on a straight-line basis, to the extent that such items are amortized over an appropriate and reasonable period, not in excess of ten years, with an interest factor equal to eight percent per annum at the time of Landlord's having made such expenditure. If Landlord shall lease any items of capital equipment designed to result in savings or reductions in expenses which would otherwise be included in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Operating Expenses in the Escalation Year in which they were incurred. If during all or part of any Escalation Year, Landlord shall not furnish any particular items of work or service (which otherwise would constitute an Operating Expenses hereunder) to portions of the building due to the fact that (i) such portions are not occupied or leased, (ii) such item of work or service is not required or desired by the tenant of such portion, (iii) such tenant is itself obtaining and providing such item of work or service, or (iv) for other reasons; then, for the purpose of computing Operating Expenses, the amount for such item and for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which reasonably would have been incurred by Landlord during such period if Landlord had at its own expense furnished such item of work or services to such portion of the building or such tenant.

"Escalation Year" shall mean each twelve month period or portion thereof, ending on December 31, occurring after December 31, 2000 and within the term of this lease.

"Base Year" shall mean the amount of Operating Expenses for the Building for the calendar year ending on December 31, 2000, prorated to 95% occupancy.

"Tenant's Share" shall mean 4.56%.

     (b) Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Share of the amount by which Operating Expenses for any Escalation Year during the term of this lease exceed the amount for the Base Year.

     (c) As soon as reasonably practicable after the close of any Escalation Year for which Operating Expenses exceed the Base Year, Landlord shall submit to Tenant a statement setting forth the computation of the amount of such excess and Tenant's Share thereof. Tenant shall pay Tenant's Share of such excess amount within ten (10) days after the rendition of such statement.

     (d) Commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, Tenant also shall pay to Landlord an amount equal to one-twelfth of the total additional rent payable under this Article for the preceding Escalation Year. Said monthly payments shall be adjusted to reflect, if Landlord can reasonably so estimate, known increases in rates for the current Escalation Year. Said monthly payments shall be credited toward the additional rent payable under this Article for the current Escalation Year, subject to adjustment when the statement for such Escalation Year is rendered by Landlord. Tenant shall make payments for the additional rent payable under this Article for the first Escalation Year on the basis of reasonable estimates prepared by Landlord, which payments shall be made monthly on the first day of each month during such first Escalation Year. The payments based on such estimates shall be adjusted after the expiration of the first Escalation Year on the basis of Landlord's actual costs for the first Escalation Year.

     (e) If the payments made by Tenant pursuant to the preceding paragraph of this Article exceed the amount of additional rent payable to Landlord pursuant to this Article for such Escalation Year, such excess, at Landlord's option, either shall be paid to Tenant or credited without interest against the next payments provided for hereunder. If the amount payable by Tenant as additional rent pursuant to this Article for any Escalation Year exceeds the payments made by Tenant pursuant to the preceding paragraph of this Article, Tenant shall pay the difference within ten days after Landlord furnishes to Tenant a statement of the Operating Expenses for such Escalation Year.

     (f) If Tenant shall have paid additional rent for any increase in Operating Expenses for any Escalation Year and thereafter there is a reduction in the Operating Expenses in a subsequent Escalation Year during the term of this lease below the Base Year, then Tenant, if not in default hereunder, shall be entitled to an amount equal to Tenant's Share of the reduction below the Base Year for the particular Escalation Year in question. All such payments to Tenant shall not total more than the aggregate of the payments of increases in Operating Expenses theretofore paid by Tenant, and in no event shall Tenant be entitled to any payment that would result in the reduction of the fixed rent originally reserved herein, regardless of any reduction in Operating Expenses. If Tenant has paid any increase in Operating Expenses, then Landlord thereafter shall, as soon as practicable after the end of each subsequent Escalation Year, submit a statement of Operating Expenses for each such subsequent Escalation Year, as long as Tenant may be entitled to share in any reduction in Operating Expenses as provided above. If Tenant shall be entitled to share in any reduction in Operating Expenses, the amount of Tenant's Share thereof shall accompany such statement. Tenant's right to credit, or, if at the end of the lease term, a reimbursement, for overpayment of Operating Expenses shall survive the expiration date of this Lease and shall not result in a waiver of such right to the extent permitted by applicable statute or case law.

     (g) In no event shall the annual fixed rent under this lease be reduced by virtue of this Article. The additional rent provided herein shall be apportioned as of the commencement and the expiration of the lease term or earlier termination of this lease. If the commencement of the term of this lease is not the first day of the first Escalation Year, then the rent due hereunder for such first Escalation Year shall be a proportionate share of the additional rent that would have been payable for the entire first Escalation Year. Upon the date of the expiration of the lease term or earlier termination of this lease, a proportionate share of the additional rent payable under this Article for the Escalation Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord. Said proportionate share shall be based on the length of time that the term of this lease shall be within such Escalation Year. Promptly after such expiration or termination, Landlord shall compute the additional rent due from Tenant, as aforesaid, which computation shall be an estimate based upon the most recent annual statements theretofore furnished by Landlord to Tenant. Promptly after the end of the aforesaid Escalation Year, Landlord shall cause a final statement showing the computation of the actual additional rent due from Tenant for that Escalation Year to be prepared and furnished to Tenant, whereupon any appropriate adjustments of amount owed to Landlord shall be made. The obligations of Tenant to pay additional rent as provided for herein shall survive the expiration of the lease term or earlier termination of this lease. If Tenant continues in possession of the demised premises after the expiration of the lease term or earlier termination of this lease, as a month to month tenant or otherwise, the provisions of this Article shall continue in full force and effect for so long as Tenant remains in possession of the demised premises.

     (h) No delay or failure by Landlord in preparing or delivering any statement or demand for any additional rent shall constitute a waiver of, or impair Landlord's rights to collect, such additional rent.

     (i) The statements provided by Landlord pursuant to this Article shall constitute a final determination as between Landlord and Tenant of the additional rent for the periods represented thereby, unless Tenant within sixty
(60) days after they have been furnished shall give a notice to Landlord that Tenant disputes their accuracy or appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statements furnished by Landlord. After payment of said additional rent, Tenant shall have the right, during reasonable business hours and upon not less than three (3) business days prior written notice to Landlord, to examine Landlord's books and records with respect to the foregoing, provided such examination is commenced within thirty days and is concluded within sixty days following the rendition of the statement in question. In the event that the examination reasonably determines that Tenant has overpaid and Landlord agrees with such determination, then Landlord shall promptly refund or credit to Tenant such amount. If the examination shows a discrepancy of more than five (5%) percent of the aggregate amount paid by Tenant for its Proportionate Share of increases in Operating Expenses, Landlord shall reimburse Tenant for the reasonable costs of such examination.

3.  Real Estate Tax Escalation.

    Tenant shall pay, during the term of this lease, the additional rent provided for in this Article. As used herein, the following terms shall have the meanings set forth below:

"Real Estate Taxes" shall mean all real estate taxes, assessments, water charges and sewer rents, and other taxes and charges of every nature and kind whatsoever, whether general or special, ordinary or extraordinary, foreseen or unforeseen, including without limitation any Business Improvement District tax, of every character, which at any time may be assessed, levied, charged, confirmed or imposed on or in respect of or be a lien upon the building. "Real

Estate Taxes" shall exclude income, franchise, inheritance or similar taxes; provided, however, that if the method of taxation or assessment shall be changed so that the whole or any part of the Real Estate Taxes theretofore payable with respect to the building instead shall be levied, charged, assessed or imposed in whole or in part on the income or rents received by Landlord from the building or shall otherwise be imposed against Landlord in the form of a franchise tax or otherwise, then the same shall be deemed Real Estate Taxes for purposes of this Article.

"Escalation Year" shall mean each twelve month period or portion thereof, ending on December 31, occurring after December 31, 2000.

"Tax Base Year" shall mean the calendar year ending December 31, 2000.

"Tenant's Share" shall mean 4.56%.

     Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Share of the amount by which the Real Estate Taxes payable during any Escalation Year shall exceed the Tax Base Year, irrespective of whether such excess is due to higher tax rates, increases in assessed valuation or other cause. Such additional rent may be billed by Landlord at or about the dates on which installments of Real Estate Taxes are due and payable by Landlord, or at any time thereafter, and such additional rent shall be payable by Tenant to Landlord within ten days after being billed therefor. An ordinary tax bill shall be sufficient evidence of the amount of Real Estate Taxes for purposes of computing the amount to be paid by Tenant.

     The Real Estate Taxes actually payable by Landlord shall be used in computing the additional rent hereunder. If Landlord receives a refund of any Real Estate Taxes paid during any Escalation Year on which additional rent shall have been based, as a result of a reduction of Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, the additional rent shall be recomputed based on the net refund, after deducting Landlord's expenses, and Tenant shall receive a credit for or refund of any overpayment of additional rent.

     Landlord shall not be obligated to contest the levy or assessment of any Real Estate Taxes, and it shall be at Landlord's sole discretion whether any such contest shall be undertaken. Landlord hereby reserves the exclusive right to take and prosecute all such proceedings, including any such proceedings for the Tax Base Year, and if so taken, Landlord may proceed without notice to Tenant and may prosecute the proceeding, including settlement and discontinuance, in such manner as Landlord may determine in its sole discretion.

     In no event shall the annual fixed rent under this lease be reduced by virtue of this Article.

     The additional rent provided herein shall be apportioned as of the expiration of the lease term or earlier termination of this lease. The obligations of Tenant to pay additional rent as provided for herein shall survive the expiration of the lease term or earlier termination of this lease. If Tenant continues in possession of the demised premises after the expiration of the lease term or earlier termination of this lease, as a month to month tenant or otherwise, the provisions of this Article shall continue in full force and effect for so long as Tenant remains in possession of the demised premises.

     The additional rent provided for herein may, at Landlord's option, be collectible by Landlord in the same manner as the regular installments of fixed rent due under this lease. No delay or failure by Landlord in preparing or delivering any statement or demand for any additional rent shall constitute a waiver of, or impair Landlord's rights to collect, such additional rent.

4.   Repairs

     (a) Except as otherwise expressly provided in this Article, Tenant assumes full and sole responsibility for the condition, operation, repair, maintenance and management of the demised premises throughout the term of this lease (and any renewal period), except that Tenant shall not be required to make repairs resulting from fire, flood, or other casualty provided Tenant maintains the insurance required under the terms of the lease and Tenant pays over to Landlord all insurance proceeds received therefrom. Landlord shall not be required to make any repairs, alterations, replacements, changes, additions or improvements in or to the demised premises at any time during the term of this lease (and any renewal period), unless such repairs are structural in nature and provided the repair thereof is not necessitated by (i) the negligent acts or omissions of Tenant or Tenant's contractors, employees, agents, subtenants, licensees or anyone acting on Tenant's behalf or (ii) whether or not caused by Tenant's negligence, if same was caused directly or indirectly by Tenant's Work (as hereinafter defined) or Tenant's Specialty Equipment.

     (b) Tenant, at its own cost and expense, shall take good care of and shall maintain the demised premises, all equipment, fixtures and appurtenances, and all water and sewer equipment and connections, gas pipes, wires and conduits for electricity and other utilities, in good and safe order and condition, and shall make all non-structural repairs thereto and replacements thereof, interior and exterior, ordinary and extraordinary, foreseen or unforeseen, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and all structural repairs if such repairs are caused or necessitated the negligent acts or omissions of Tenant or Tenant's contractors, employees, agents, subtenants, licensees or anyone acting on Tenant's behalf. If Landlord at any time shall give notice to Tenant that Tenant has failed to comply in any respect with the provisions of this Article, Tenant shall promptly perform all repairs and other work specified in such notice.

     (c) At the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect of fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash and refuse.

     (d) Landlord shall not be required to provide any facilities, utilities or services of any kind whatsoever to or at the demised premises during the term of this lease (and any renewal period), and Tenant shall provide and pay for all of the same, except that Landlord shall (i) provide Tenant with 24-hour per day, 7-days per week, 365-days per year access to the demised premises, (ii) clean the common areas of the building, and (iii) maintain security and other building personnel.

5.  Compliance with Laws

     Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the premises, including, without limitation, the use and occupancy thereof and any Specialty Equipment (as defined in Article 7) installed therein, and shall at all times correct, prevent and abate any nuisances, violations or other grievances in, upon or connected with the said premises, and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about the issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

6.  Assignment

     (a) Except as otherwise provided herein, Tenant expressly covenants that Tenant shall not voluntarily or involuntarily assign, encumber, mortgage, hypothecate, or otherwise transfer this lease, or sublet the demised premises or any part thereof, or suffer or permit the demised premises or any part thereof to be used or occupied by others, by operation of law or otherwise, without the prior written consent of Landlord in each instance. Absent such consent, any act or instrument purporting to do any of the foregoing shall be null and void.

     (b) The transfer of a majority of the capital stock of any corporate tenant, or of a majority of the total interests in any partnership tenant, however accomplished and whether in a single transaction or a series of transactions, shall be deemed an assignment of this lease, except that a transfer of stock for purposes hereof shall not include sales of stock through the "over-the-counter market" or a recognized stock exchange.

     (c) With respect to any assignment or sublet which requires Landlord consent, Landlord shall not unreasonably withhold or delay Landlord's consent.

     (d) If Tenant desires to assign this lease or sublet all or any portion of the demised premises, Tenant shall submit to Landlord in writing: the name and address of the proposed assignee or subtenant; a counterpart of the proposed agreement of assignment or sublease and all other instruments or agreements pertaining thereto; such information as to the nature and character of the business of the proposed assignee or subtenant, and the proposed use of the space, as Landlord reasonably may request; banking, financial or other credit information relating to the proposed assignee or subtenant sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and a statement of all sums or other consideration paid or to be paid to or by Tenant by or for the account of the assignee or subtenant in connection with such assignment or sublease, including without limitation sums paid or to be paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property. All costs incurred with respect to providing appropriate ingress to and egress from sublet space shall be borne by Tenant and shall be subject to the provisions of this lease regarding alterations.

     (e) No assignment or transfer, irrespective of any consent by Landlord, shall be effective unless the assignee shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this lease and shall agree to be bound by all of the terms, covenants and conditions of this lease, including restrictions on use, to be observed, performed or complied with by Tenant, and whereby the assignee shall agree that the provisions of this Article shall continue to be binding upon it in the future notwithstanding such assignment or transfer. No sublease shall be effective, irrespective of any consent of Landlord, unless the subtenant shall execute and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord, whereby the subtenant agrees to comply with all applicable terms, covenants and conditions of this lease, including restrictions on use, to be complied with by Tenant hereunder.

     (f) Each assignment or sublease, as the case may be, shall specifically state that: (i) it is subject to all of the terms, covenants and conditions of this lease; (ii) the assignee or subtenant shall not have the right to a further assignment thereof or subletting thereunder, or to allow the demised premises to be used by others, without the prior written consent of Landlord in each instance; (iii) a consent by Landlord thereto shall not be deemed to modify or amend the provisions of this lease or Tenant's obligations hereunder, which shall continue to apply to the premises involved and the occupants thereof as if the assignment or sublease had not been made; (iv) if Tenant defaults in the payment of any rent, Landlord is authorized to collect any rents due and accruing from any assignee, subtenant or other occupant of the demised premises and to apply the net amounts collected to the rents reserved in this lease; and
(v) the receipt by Landlord of any amounts from any assignee, subtenant or other occupant of any part of the demised premises shall not be deemed or construed as releasing Tenant of Tenant's obligations hereunder or the acceptance of that party as a direct tenant.

     (g) Without limiting the generality of any other provision of this lease, in the event of any subletting of the demised premises, Landlord shall be entitled to fifty (50.0%) percent of the amount paid by subtenant which is in excess of the fixed rent to be paid by Tenant under this lease during the term of such sublease, after taking into account all of Tenant's expenses relating to such subletting, including concessions, sums spent for subtenant improvements, brokerage commissions and free rent. If only a portion of the demised premises is sublet, the rent paid therefor by Tenant shall be deemed to be that fraction of the rent payable under this lease that the area of said sublet space bears to the entire demised premises. Landlord shall, together with any request for Landlord's consent to a proposed sublease, include in such request an itemized schedule of any income and expenses relating to such a sublease. All sums payable hereunder by Tenant shall be paid to Landlord as additional rent immediately upon receipt thereof by Tenant. Tenant, upon request, shall execute a writing confirming the fixed rent as increased as aforesaid.

     (h) In no event shall Tenant be entitled to assign this lease or to sublet all or any portion of the demised premises to: any tenant or occupant of any other space in the building, or to any person or entity who has dealt with Landlord or Landlord's agents, directly or through a broker, with respect to space in the building during the twelve (12) months preceding the assignment or subletting; or any person or entity whose business or activities or intended use of the demised premises is not in keeping with the standards of the building. In no event shall Tenant be entitled to assign this lease or sublet the demised premises or any part thereof if there shall be any default by Tenant, beyond any applicable grace period, under any term, covenant or condition of this lease.

     (i) Tenant shall not advertise, or authorize any broker to advertise, for a subtenant or assignee, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. No advertisement or public communication shall mention or refer to a rental rate or to any other matter which directly or indirectly might adversely reflect on the dignity and prestige of the building.

     (j) Landlord's consent to an assignment, encumbering, transfer or subletting shall not be deemed or construed as a consent to any further assignment, encumbering, transfer or subletting, or a waiver of this provision of this Article. A modification, amendment or extension or a sublease shall be deemed a new subletting for purposes of the prohibitions contained in this Article. Any person or representative of Tenant to whom Tenant's interest under this lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article.

     (k) No assignment of this lease or acceptance of rent by Landlord from any assignee or other party shall discharge or release Tenant or any person, firm or corporation which previously assumed Tenant's obligations hereunder, and Tenant and such persons, firms and corporations shall remain liable for the payment of rent due and to become due under this lease and for the performance and observance of all of the terms, covenants and conditions of this lease on the part of Tenant to be observed or performed for the balance of the term of this lease as if no assignment has been effected. If this lease is assigned, whether or not in violation of this Article, Landlord may collect rent from the assignee. If the demised premises or any part thereof are sublet or occupied by anybody other than Tenant, Landlord, after any default by Tenant, may collect rent from the subtenant or occupant, and apply the net amount collected to the rent due hereunder. Such collection of rent by Landlord shall not be deemed or construed as a waiver of the provisions hereof, the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance and observance by Tenant of the terms, covenants and conditions of this lease.

     (l) Notwithstanding anything contained in this Article to the contrary, Tenant may assign this lease or sublet the demised premises to a parent or controlling entity of Tenant, a corporation into which or with which Tenant is merged or consolidated or to an entity to which substantially all of the assets of Tenant are transferred, and Tenant may sublet the demised premises to subsidiaries or affiliates of Tenant for so long as any such subsidiary or affiliate shall retain the status of a subsidiary or affiliate of Tenant. For purposes hereof, a "subsidiary" or "affiliate" shall mean a corporation of which at least fifty-one percent (51%) of the common stock is directly or indirectly owned by Tenant.

     (m) Without limiting the foregoing, the collocation of telecommunications equipment of customers or renters of Tenant in the demised premises shall not constitute a prohibited assignment or sublease or require the consent of Landlord provided however that any such collocation agreement entered into shall not grant to any such entity any possessory rights to the Premises nor shall such create a tenancy.

     (n) Whenever Tenant shall claim under this Article or any other provision of this lease that Landlord has unreasonably withheld or delayed its consent to any request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy therefor shall be a right to obtain specific performance without recovery of damages.

     (o) Nothing contained herein shall prevent Tenant from obtaining financing for its Operating Equipment (as defined in Article 7(A) of this lease) provided that a lien waiver agreement reasonably satisfactory in form and substance to Landlord is entered into between Landlord and the entity providing such equipment financing.

7.  Alterations, Improvements

     (A) Except as expressly provided for herein, no alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, shall be installed in or attached to the premises, without the written consent of the Landlord. All such alterations (except television and radio antennas), additions or improvements and systems made to the Premises and Building, including any conduits, risers, tanks, ducts and HVAC, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. Notwithstanding the foregoing, those items of Tenant's Specialty Equipment which are movable or which are affixed to the premises or the Building in a non-permanent manner (e.g. batteries, customer equipment) (the "Operating Equipment") shall remain the personal property of Tenant and may be removed by Tenant, without damage to the Building or the premises, upon expiration of the term of this lease.

     (B)  Tenant Obligations.
          ------------------

               (i)  Space Plan and Specifications. Prior to the commencement of
                    -----------------------------
any alterations, additions, construction, or modifications (collectively "alterations") to the premises or the Building, including, without limitation, Tenant's initial alterations to the Premises and the Building to prepare the premises for Tenant's occupancy (referred to hereinafter as "Tenant's Work"), Tenant shall deliver full and detailed plans and specifications (collectively "Tenant's Plans") to Landlord for its written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall respond to Tenant's request for approval of Tenant's Plans within fifteen (15) calendar days, and if Landlord fails to respond within fifteen (15) business days after submission same shall be deemed approved by Landlord. In the event Landlord shall not approve Tenant's Plans, Landlord shall notify Tenant of its objections thereto. Landlord and Tenant shall thereafter work cooperatively and in good faith to reach agreement upon mutually agreeable plans and specifications. Tenant shall engage its own general contractor, construction manager, subcontractor, architect and engineer, each of whom shall be subject to Landlord's approval (which approval shall not be unreasonably withheld, conditioned or delayed) to construct Tenant's Work. Tenant shall be responsible for Landlord's costs related to review of Tenant's Plans by Landlord's architects, engineers and consultants, but Landlord shall not charge any additional supervisory fees in connection with Tenant's Work or alterations generally, other than overtime charges for Landlord's personnel or freight. Landlord agrees to reasonably assist, at Tenant's cost and expense, Tenant in obtaining all necessary permits for Tenant's Work from appropriate governmental authorities.

               (ii)  Compliance. Tenant's Work shall comply in all respects with
                     ----------
the Building Code of the city and state in which the Building is located and state, county, city or other laws, codes, ordinances and regulations as each may apply according to the rulings of the controlling public official, agent or other such person.

               (iii) Tenant's Work. Tenant's Work shall be commenced within a
                     -------------
reasonable time after Landlord approves Tenant's Plans and shall thereafter be diligently prosecuted to completion, subject to delays for reasons beyond Tenant's control. Tenant shall be required to obtain and pay for all necessary permits and/or fees with respect to Tenant's Work. Tenant's Work may be performed during normal business hours, which shall mean between from 7:00 A.M. to 5:00 P.M., Monday through Friday. Tenant shall have the right to perform its alterations outside of normal business hours provided it obtains Landlord's prior consent, which consent shall not be unreasonably withheld and provided Tenant pays for the reasonable overtime and other costs incurred by Landlord for such. Each contractor and subcontractor shall be required to obtain prior written approval from Landlord for any space outside the Premises within the Building, which such contractor or subcontractor desires to use for storage, handling and moving of his materials and equipment, as well as for the location of any facilities for its personnel. Upon completion of Tenant's Work, the contractors and subcontractors shall remove all surplus materials, debris and rubbish of whatever kind remaining within the Building which has been brought in or created by the contractors and subcontractors in the performance of the Work.

               (iv)  Tenant's Specialty Equipment. Landlord grants to Tenant the
                     -----------------------------
right, at no additional charge or rent, to install, at Tenant's sole cost and expense and in compliance with all applicable laws, codes and ordinances, and without undue interference caused to other tenants in the building), and Landlord acknowledges that Tenant's use of the Premises will require, some or all of the following (the "Specialty Equipment"), each being subject to Landlord's final reasonable approval of the placement thereof as shown on Tenant's Plans:

         (1)   Conduits.
               --------

         (I)   four (4) conduits (each conduit 30" x 6" in diameter) plus one
     (1) one inch (1") conduit to be located in common vertical risers (to be used on a non-exclusive basis by Tenant) for electrical power;

         (II) two (2) diverse conduit entrances to the Building for connection to Tenant's Specialty Equipment;

         (III) two (2) conduits (each conduit 4" in diameter) from the demised premises to the roof of the Building;

         (IV) two ground cables (4" in diameter) from the demised premises to outside grounding.

         (V)   four (4) conduits (each conduit 30" x 6" in diameter) plus eight
     (8) two inch (2") conduits from the demised premises to the generator located on the 8th floor roof.

         (2)   HVAC.
               ----

         (I) the right to place within the demised premises Liebert HVAC dry cooler "piggyback" units, in an area to be designated on Tenant's Plans, together with all necessary connections from such location to the Premises;

         (II) the right to remove or cap any existing heating system or to supply an air system to the premises;

         (III) the right to install drains for HVAC equipment and to reconnect or relocate primary air ductwork.

         (3)   Electrical.
               ----------

         (I) the right to bring electrical power from a source in the basement of the building to the premises; Landlord shall assist Tenant (at Tenant's sole cost and expense) in applying to PSE&G for a reasonable amount of electrical power;

         (II) a 29' x 84' area on the 8th floor roof (at the corner formed by Market and Halsey Streets) of the Building for installation of four (4) 750-volt diesel generators and the right to test same one time per week at a time agreed upon by the parties, location to be determined by Landlord and Tenant;

         (III) the right to construct a battery room within the demised premises and the right to reinforce the floor load capacity in connection therewith;

         (4)   Fuel tank. Space on the 4th basement of the Building for
               ---------
     placement of two 3,500 gallon diesel field fabricated fuel tanks, together with associated transfer pumps, in an area to be designated on Tenant's Plan, together with all necessary connections from such location to the Premises;

         (5)   Safety.
               ------

         (I) an independent Tenant-controlled gas-based fire suppression system, in addition to or in lieu of any existing sprinkler system.

         (II) the right to reinforce the floor load capacity; current capacity is at least 100 pounds per square foot.

         (III) the right to install an electrical grounding system in accordance with Tenant's electrical requirements.

         (IV) the right to block up the existing windows in the demised premises

         (6)   Roof.
               ----

         (I) the right to use and access approximately 1,000 square feet of the roof to install antennae for radio telecommunications reception and/or transmissions, including the necessary cabling to and from such antennae; the foregoing shall not unreasonably interfere with the equipment of Landlord or any other tenant in the Building;

         (II) Tenant shall, at its own cost and expense (except as hereinafter provided), install a new roof on the 8th floor roof of the Building while performing Tenant's Work and remove and dispose of the existing saw-tooth roof skylight and other unused ancillary equipment currently on said 8th floor roof (collectively the "Roof Work"). Prior to performing the Roof Work Tenant shall submit to Landlord for Landlord's prior reasonable approval, at least two (2) estimates for the cost of performing such work from licensed and reputable roofing companies. Any estimate submitted to Landlord for approval shall contain an industry standard warranty that said roof shall be leak free for a period of at least ten (10) years from installation and Tenant shall assign any such warranty to Landlord upon completion. Landlord shall reimburse Tenant proportionately for the cost of the Roof Work for all areas of the roof upon which the existing tenant (i.e. "gateway.realty") has its generator equipment and all other 8th floor roof space over the premises that is not part of the 29' x 84' area referred to in sub-subparagraph (3)(II) above.

         (7)   Miscellaneous.
               -------------

         (I) the right to core drill the Premises to the lowest point in the Building, to be coordinated at Landlord's reasonable discretion.

     All locations or areas within the Building or the surrounding grounds where the Specialty Equipment shall be placed shall be provided by Landlord without additional rent.

               (v) Tenant, at its expense, during the term of this Lease may make such non-structural alterations to the interior of the Premises as it deems appropriate, provided that all such alterations shall be completed in a good and workmanlike manner and shall not impair the structural soundness of the Premises or the building systems. Tenant shall make no additions or alterations whatsoever to the exterior of the Premises and no structural changes whatsoever within the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

               (vi) Prior to the Commencement Date, Tenant shall, at Tenant's expense, install a separate electric meter for Tenant's Specialty Equipment and the premises generally and shall arrange to be billed directly by the utility company for the electricity usage of the Specialty Equipment and the premises.

     (C)  Landlord's Base Building Work.
          -----------------------------

          (a) Landlord shall perform the following work in the demised premises within a reasonable time following mutual execution and delivery of this lease (the following work is referred to in this lease as the "Base Building Work"):

                    (i) the demised premises shall be demolished and broom cleaned, with all existing partitions removed.

                    (ii) construct one-hour rated demising partitions and common corridor in the location and in the configuration shown on Exhibit A;
                                                                  ---------

                    (iii) any ACM removed or encapsulated in accordance with all applicable laws;


          (b) In addition to the foregoing Base Building Work, Landlord shall renovate the bathrooms on the eighth (8th) floor of the Building consistent with Building standard and ADA compliant prior to Tenant's actual commencement of operations in the demised premises.

8.   Fire and Other Casualty

     In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord; if Landlord fails to make the premises tenantable within six (6) months after such casualty, then Tenant may terminate this lease upon thirty (30) days written notice to Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

9.   Inspection and Repair

     Tenant agrees that Landlord and Landlord's agents, employees or other representatives upon notice to Tenant and accompanied by Tenant's representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary or the safety and preservation thereof. This clause shall not be deemed to be a covenant by the

Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

10.  Right to Exhibit

     Tenant agrees to permit Landlord and Landlord's agents, employees or other representatives to show the premises to persons wishing purchase, finance or re-finance the same upon at least 48 hours' prior notice to Tenant, and on and after six (6) months next preceding the expiration of the term hereof to persons wishing to rent same and the Landlord or the Landlord's agents, employees or other representatives shall have the right to advertise the premises or any part thereof, offering the premises for rent or for sale (on or after six (6) months next preceding the expiration of the term).

11.  Glass, etc., Damage Repairs

     In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of Tenant or Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

12.  Signs and Exterior Appearance

     (a) Tenant agrees that all signs and other installations visible from the exterior of the demised premises shall be subject to Landlord's approval and such reasonable rules and restrictions as Landlord from time to time may impose. Tenant shall submit to Landlord drawings of the proposed signs and other installations, showing the size, color, illumination and general appearance thereof, together with a statement of the manner in which the same are to be affixed to the demised premises. Tenant shall not commence the installation of the proposed signs and other installations unless and until Landlord shall have approved the same in writing. It is the agreement of the parties that Landlord shall have absolute control of the appearance of the outside of the demised premises. The aforesaid signs shall be used solely for the purpose of identifying Tenant's business. No changes shall be made in the signs and other installations without first obtaining Landlord's prior written consent thereto. Tenant shall maintain the signs and other installations in good working order and condition and in compliance with all applicable rules and regulations of governmental authorities. At Landlord's option, Tenant shall remove all such signs and other installations after the expiration of the term of this lease and restore the exterior of the demised premises to its original condition.

     (b) At Tenant's written request, Landlord shall list on the Building's standard lobby directory sign the name of Tenant and the officers or employees of Tenant, provided that the number of names so listed is in the same proportion (relative to the total space on the lobby directory) as is reflected in Tenant's Share as defined in this lease.

13.  Non-Liability of Landlord

     Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other tenant or any other tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

14.  Mortgage Priority

     This lease shall be subject and subordinate to any mortgages or ground leases that may now or hereafter be placed upon the Building. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by Tenant to execute such instruments shall entitle Landlord to the option of canceling this lease, and the term hereof is expressly limited accordingly. Notwithstanding the foregoing, Tenant's interest in this lease shall be subordinate to any lien or encumbrance which now or hereafter may be placed on, against or affects the Building only if, and on the condition that, Landlord shall deliver to Tenant, within fourteen (14) days after full execution of this lease, a non-disturbance agreement in favor of Tenant from the current mortgagee in a form substantially similar to the form annexed hereto as Exhibit C. With respect to any future mortgage which hereafter affects the Building, Landlord shall obtain a non-disturbance agreement from such future mortgagee, in the mortgagee's standard form, within thirty (30) days from the closing date of such future mortgage.

15.  Security deposit

     Upon execution of this Lease, Tenant shall deposit with Landlord the sum of $[*] as security for the faithful performance and observance of the provisions of this Lease. If a default or breach of or under any of the terms, covenants, or conditions by Tenant occurs, Landlord may use, apply or retain the whole or any part of the security so deposited to any extent necessary for the payment of the rent or any additional rent or any other sum as to which Tenant is in default or any other sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the provisions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with the provisions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and buildings or a leasing of the buildings, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look solely to the new landlord for

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the return of said security. Tenant shall not assignor or encumber (or attempt to assign or encumber) to monies deposited as security hereunder and Landlord shall not be bound by any such assignment or encumbrance.

16.  Increase of Insurance Rates

     If by reason of the use to which the premises are put by the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

17.  Utilities

     (a) Tenant shall pay all charges for all public or private utility services provided to the demised premises directly to the entity delivering and/or supplying same, and shall comply with all contracts relating to such services, and shall do all other things required for the maintenance and continuance of all such services.

     (b) Tenant, at its sole cost and expense, shall make all arrangements with the public utility companies serving the demised premises for obtaining and paying for directly all utilities at the demised premises, including without limitation arrangements pertaining to the installation and use of meters, pans, risers, wiring, panel boards, feeders and other conductors and equipment. Landlord shall not be liable or responsible for charges for electricity at the demised premises, or any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. At all times during the term of this lease, Tenant shall comply with all rules and regulations of governmental authorities and the public utility applicable to service, equipment, wiring and changes in requirements.

     (c) Tenant covenants and agrees that its use of electric current shall never exceed the capacity of the then existing conductors, feeders, risers, wiring installations or other equipment servicing the building. Tenant shall not alter or make any addition to the electrical equipment without the prior written consent of Landlord. Landlord shall not unreasonably withhold its consent to the installation of new risers and equipment if, in Landlord's opinion, they are necessary and do not cause permanent damage or injury to the demised premises or building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations. If Landlord grants such consent, all additional risers and other equipment shall be provided by Landlord, and the reasonable costs and expenses thereof shall be paid by Tenant to Landlord on demand, as additional rent, without setoff or deduction.

     (d) Tenant, at Tenant's expense, may install air conditioning, provided that such installation is in compliance with all rules and regulations of governmental authorities.

     (e) Landlord reserves the right to interrupt, suspend or cease any of the utility services or systems referred to herein at any time in the event of an emergency, and at other times and from time to time, upon at least 48-hours verbal notice when necessary by reason of accident, or repairs, alteration or improvements which in Landlord's opinion are necessary or desirable, or difficulty or inability in securing supplies or labor, or strikes, or any other cause beyond the reasonable control of Landlord whether similar or dissimilar to those hereinabove mentioned. Tenant shall not be entitled to any diminution or abatement of rent or other compensation, and Tenant's obligations under this lease shall not be affected or reduced, by reason of any interruption, suspension or cessation of services.

18.  Condemnation, Eminent Domain

     If the land and premises herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of Landlord, shall terminate, and the term hereof shall end of such date as Landlord shall fix by notice in writing; and Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of Tenant to damages, if any, are hereby assigned to the Landlord, however Tenant retains the right to seek its relocation costs directly from the condemning authority. Tenant covenants and agrees to execute and deliver any instruments, at the expense of Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. Tenant covenants and agrees to vacate the said premises, remove all Tenant's personal property therefrom and deliver up peaceable possession thereof to Landlord to such other party designated by Landlord in the aforementioned notice. Failure by Tenant to comply with any provisions in this clause shall subject Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of Tenant's breach thereof.

19.  Remedies Upon Tenant Default

     If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted (and the rent and additional rent is not paid), or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

20.  Termination on Default

     Upon the occurrence of any of the contingencies set forth in Article 19, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

21.  Removal of Tenant's Property

     Subject to the provisions of Article 7(A) of this lease, Tenant shall remove any of its personal property including any equipment, fixtures, and goods upon the expiration or earlier termination of this lease and shall repair any damage caused to the premises or the Building as a result of such removal. Any personal property not removed by the Tenant upon the termination of this lease, or upon any quitting or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

22.  Reimbursement of Landlord

     If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

23.  Non-Performance by Landlord

     This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

24.  Validity of Lease

     The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

25.  Non-Waiver by Landlord

     The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

26.  Notices

     All notices or demands required or permitted to be given hereunder, other than notices or demands given in connection with a summary proceeding which are to be served in accordance with the applicable statute, if any, shall be sent by registered or certified mail, return receipt requested, or by a recognized overnight courier, or by telephone facsimile followed by a hard copy sent via certified mail, addressed to Landlord or Tenant at the address hereinabove stated, or to Tenant at the demised premises, or to such other principal address as either party hereafter may designate by written notice hereunder. All notices and demands (other than notices or demands given in connection with a summary proceeding) shall be deemed received on the fourth (4th) day from depositing said notice with the postal authority or courier service.

27.  Title and Quiet Enjoyment

     The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

28.  Entire Contract

     This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

29.  Partial Invalidity

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

30.  Condition of Premises

     Tenant has examined and inspected the demised premises. Tenant agrees to accept possession of the demised premises "AS IS", except as expressly provided herein. Landlord shall not be responsible for making any improvements, alterations or repairs therein or for spending any other money to prepare the demised premises for Tenant's occupancy, except as expressly provided herein. Neither Landlord nor any employee or agent of Landlord have made any representation or promise with respect to the demised premises, except as expressly provided in this lease. Landlord shall cure any violations which pre-date this lease which would affect Tenant's use and occupancy of the demised premises.

31.  Maintenance Of Sprinkler System

     In the event that Tenant does not drain the water from any existing sprinkler system in the demised premises, then Tenant shall maintain and repair said system in good and proper condition. Landlord shall be responsible for repairs and maintenance to the sprinkler system in the common areas of the building. If any governmental authority shall require or recommend any changes, modifications, alterations or additions to the sprinkler system for any reason, Tenant promptly shall make and supply the same at Tenant's expense.

32.  Waste Removal

     Tenant, at Tenant's expense, shall contract for the removal, on a daily basis, of all Tenant's garbage waste. Tenant, at Tenant's expense, shall cause the demised premises to be exterminated from time to time to the satisfaction of Landlord. Landlord shall not be responsible for any cleaning, waste removal, janitorial or similar services for the demised premises.

33.  Licenses And Permits

     Tenant agrees to secure and maintain, at its own expense, all licenses and permits from Federal, State and local authorities as may be necessary for the conduct of Tenant's business, and shall comply with all applicable laws, rules and regulations. Landlord does not represent that any license or permit which may be required will be granted or, if granted, will continue in effect or be renewed. Tenant's obligations under this lease shall in no way be affected by Tenant's inability to secure or maintain any license or permit.

34.  Limited Liability

     (a) Tenant agrees that, notwithstanding any other provision of this lease, Landlord shall not be under any personal liability under this lease and, if Landlord defaults hereunder, Tenant shall look solely to the interest of Landlord or its successor in the demised premises for the satisfaction of any judgment or other judicial process requiring the payment of money by Landlord based upon any default hereunder, and no other assets of Landlord or any such successor or any principal, shareholder, member or officer shall be subject to levy, execution or other enforcement procedure for the satisfaction of any such judgment or process. Upon any conveyance or transfer of the building, the transferor shall be relieved from all liability hereunder, except that as to security deposit, if transferor fails to deliver to transferee the security deposit held hereunder, if any, then transferor shall continue to be liable for same.

     (b) Landlord shall not be held liable for any injury to or death of any person or persons, or injury or damage to merchandise, goods, furniture, fixtures or other property, from theft or accident, or from steam, gas, electricity, water, rain which may seep into, issue or flow from the building, unless same shall be due to Landlord's negligence.

35.  Mutual Indemnification

     (a) Tenant shall indemnify and hold Landlord harmless from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, by reason of any injury to or death of any person or persons, or injury or damage to property, or otherwise, arising from or in connection with the occupancy or use of the demised premises or any work, installation or thing whatsoever done in, at or about the demised premises, or resulting from any default by Tenant in the payment or performance of Tenant's obligations under this lease or from any act, omission or negligence of Tenant or any contractors, agents, employees, customers, subtenants, licensees, guests or invitees of Tenant.

     (b) Landlord agrees to indemnify Tenant against and to hold Tenant harmless from any and all claims and demands of any third party arising from or based upon any alleged act, omission or negligence of Landlord or Landlord's agents or employees arising from Landlord's ownership of the Building or any work installation or thing whatsoever done in the Building or resulting from a default by Landlord under the terms of this lease.

36.  Insurance

     (a) Tenant, at all times during the term of this lease and at Tenant's expense, shall provide and keep in force with insurers reasonably approved by Landlord comprehensive public liability and property damage insurance protecting Landlord against any and all liability occasioned by negligence, occurrence, accident, disaster and other risks included under "extended coverage" policies, occurring in or about the demised premises or any part thereof, in amounts approved from time to time by Landlord, which amounts at the date hereof shall be, in the case of public liability, in single limit of not less than $3,000,000 per occurrence, and $1,000,000 in the case of property damage, and insurance specifically covering the Specialty

Equipment against such damage or hazards in amounts as is customarily carried by tenants in similar premises, as Landlord reasonably may request. Tenant shall comply with such other requirements as Landlord from time to time reasonably may request for the protection by insurance of Landlord's interest. Landlord shall maintain a comprehensive fire insurance policy with extended coverage at Landlord's expense, which policy shall contain a clause waiving subrogation or consenting to a waiver of right of recovery.

     (b) All insurance maintained by Tenant pursuant to this Article shall name Landlord as an additional insured, shall provide that any property loss shall be payable to Landlord, shall provide that no cancellation, reduction in amount or material change in coverage thereof will be effective until at least ten (10) days after receipt by Landlord of written notice thereof, and shall be satisfactory to Landlord, acting reasonably, in all other respects. Tenant shall procure an appropriate clause in, or endorsement to, all such insurance whereby the insurance company waives subrogation or consents to a waiver of right of recovery.

     (c)  Upon the execution of this lease and thereafter not less than fifteen
(15) days prior to the expiration date of any policy delivered pursuant to this Article, Tenant shall deliver to Landlord certificates of the insurer, in form and substance satisfactory to Landlord, as to the issuance and effectiveness of such policies and the amounts of coverage afforded thereby. Such insurance may be provided through a blanket policy or policies in form and substance satisfactory to Landlord. Such blanket policies shall provide specific allocation to the demised premises of the coverage afforded thereby, and shall give to Landlord no less protection than that which would be afforded by separate policies.

     (d) If at any time Tenant shall neglect or fail to provide or maintain insurance or to deliver certificates of insurance in accordance with this Article upon ten (10) days written notice to Tenant, Landlord may effect such insurance as agent for Tenant, by taking out policies in a company satisfactory to Landlord, and the amount of the premiums paid for such insurance shall be paid by Tenant to Landlord on demand. Landlord, in addition to Landlord's other rights, powers and remedies, shall be entitled to recover as damages for any breach of this Article the uninsured amount of any liability, claim, loss, damage or expense, including reasonable attorneys' fees, suffered or incurred by Landlord, and shall not be limited in the proof of damages which Landlord may claim against Tenant to the amount of the insurance premiums not paid or incurred by Tenant which would have been payable for such insurance.

37.  Brokerage

     Tenant and Landlord each represent and warrant to each other that they have not dealt with any broker in connection with this lease or the negotiation or execution thereof, other than Tishman Real Estate Services, Inc., whose commission Landlord shall pay according to a separate agreement. Tenant and Landlord each agree to indemnify and hold each other harmless from and against any claims, damage, liability or expense, including attorneys' fees, pertaining to any other broker with whom Tenant or Landlord has dealt. Landlord shall not have any liability for any brokerage commission arising out of any subletting or assignment of this lease by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against any claims, damage, liability or expense, including attorneys' fees, pertaining to brokerage commissions in connection with any such subletting or assignment.

38.  ACM

     (a) It is agreed that Tenant's "AS IS" acceptance of the demised premises and all of the equipment, apparatus, plumbing, heating, air conditioning, electric, water, waste disposal and other systems includes Tenant's acceptance of any possible latent or patent defects involving the possible presence of asbestos containing materials or any other hazardous materials (collectively "ACM") therein. Landlord shall remove or encapsulate any ACM that exists in the demised premises within forty-five (45) days following mutual execution of this lease. It is further agreed that, in the event ACM is found to be present within the demised premises, and such ACM was not brought into the demised premises by Tenant or Tenant's subtenants, employees, contractors, or customers then: (i) Tenant shall immediately give Landlord written notice of such fact; (ii) Tenant shall forthwith cease all activities (including but not limited to performance of alterations, renovations or redecoration activities) that disturb ACM, compromise environmental quality or violate any legal requirement; (iii) Landlord may (if it so elects) upon receipt of such notice from Tenant, retain control of all procedures employed for ACM removal or encapsulation work; (iv) Landlord shall, at Landlord's expense, cause the removal or encapsulation of all ACM to be accomplished in accordance with all laws, regulations and legal requirements of governmental agencies or authorities having jurisdiction. If required by Landlord to do so, in order to accomplish ACM removal or encapsulation, Tenant shall temporarily close the demised premises for business, remove its inventory and other contents, permit entry to accomplish ACM removal or encapsulation, and generally cooperate with Landlord and its agents' removal or encapsulation efforts. Landlord, however, shall coordinate and cooperate with Tenant to minimize any cessation or degradation of Tenant's use of or business operations within the demised premises. If such removal or encapsulation forces Tenant to cease its operations in the demised premises for a material and substantial amount of time, then Tenant shall be entitled to an equitable abatement of rent for such period. In the event of any conflict or inconsistency between this clause and any other provision of this lease (including but not limited to any provision regarding repairs, maintenance, alterations and compliance with laws) the provisions of this clause shall control.

     (b) Tenant covenants and agrees that it shall not at any time during the term of this lease (and any extensions or renewals thereof) manufacture, dispose of, store, place, or otherwise bring (or allow other to do any of the foregoing) any ACM into the demised premises or the Building.

39.  Holdover

     Any statute, law, custom, or practice to the contrary notwithstanding, this lease, and the term hereby granted, shall, in any event, terminate, expire, and come to an end on the date hereinbefore first specified for the termination thereof, without notice of any kind from either party to the other. Tenant shall have the right to hold over after said date for a period of time not to exceed six (6) months, provided that Tenant shall pay to Landlord one hundred and fifty (150%) percent of the rent payable to Landlord in the month preceding Tenant's holding over.

40.  Liens

     (a) Tenant shall indemnify and hold Landlord harmless from and against any and all bills for labor performed or equipment, fixtures and materials furnished to or for Tenant, and from and against any and all liens or claims therefor or against the demised premises or the building of which it forms a part, and from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, in connection with any work performed by or for Tenant. The demised premises and the building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to or on behalf of Tenant, and no financing statements or other security instruments shall be filed against the demised premises or the building or the contents thereof.

     (b) If, in connection with any work being performed by or for Tenant, or in connection with any materials being furnished to Tenant, any mechanic's lien or other lien or charge shall be filed or made against the demised premises or any part thereof, or if any such lien or charge shall be filed or made against Landlord as owner, then Tenant, at Tenant's expense, within thirty (30) days after such lien or charge shall have been filed or made, shall cause the same to be canceled and discharged of record by payment thereof or filing a bond or otherwise. Notwithstanding the preceding sentence, provided Tenant first files a bond in connection with any such lien(s), then Tenant may in good faith contest the validity of such lien(s) so filed and shall not be obligated to pay or discharge such lien until same has been adjudicated valid by the final judgment of a court of competent jurisdiction.

     (c) Nothing in this lease shall constitute any consent or request by Landlord, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in any fashion that would permit the filing or making of any lien or claim against Landlord, the demised premises or the building. Landlord shall have the right, from time to time, to place upon the demised premises in a conspicuous place such sign or other notice as Landlord may deem necessary or appropriate so as to give notice to others of the provisions of the preceding sentence.

41.  [Intentionally deleted]

42.  Commencement Date Agreement

     Within five (5) days after the commencement date of this lease, Landlord and Tenant shall agree and state in writing as to the Commencement Date and such other terms contained in the Term Commencement Agreement attached hereto as Exhibit D. If such agreement is delivered by Landlord to Tenant and Tenant fails
---------
to execute such agreement within five (5) days of receipt, then the contents thereof shall nevertheless be presumed to be correct and binding upon Tenant.

43.  Landlord's failure to repair'

     In the event Landlord fails to perform its repair obligations under this Lease and such failure threatens the functioning of Tenant's Specialty Equipment, and such failure of performance continues for a period of thirty (30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within such thirty (30) day period and Landlord shall fail within such period to commence and diligently pursue the curing of such failure), Tenant may undertake all reasonable action to cure Landlord's failure to repair and Landlord agrees to reimburse Tenant on demand for all reasonable sums expended or obligations incurred by Tenant in connection therewith (including reasonable attorneys' fees). If Landlord does not reimburse Tenant within thirty (30) days of receipt of an invoice therefor, Tenant shall have the right to set off said amount from the rental payable by Tenant to Landlord hereunder.

44.  Delays in Performance

     The performance by Landlord and Tenant of any of their respective obligations or undertakings provided for in this Lease (except the payment of rent or any other sums of money payable by Tenant under this Lease) shall be excused and no default shall be deemed to exist in the event and so long as the performance of any such obligation or undertaking is prevented, delayed, retarded or hindered by an act of God, fire, earthquake, flood, explosion, action of the elements, war, riot, failure of transportation, strikes, lockout, action of labor unions, condemnation, laws, orders of government or civil or military authorities, inability to procure labor, equipment, facilities, materials or supplies in the open market, or any other cause beyond the control of Landlord or Tenant, as the case may be.

45.  Governing law

     This lease shall be construed and enforced in accordance with the laws of the State of New Jersey. Tenant submits to personal jurisdiction in the State of New Jersey, and waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce this lease. Additionally, Tenant hereby waives the right to trial by jury in any action or suit brought to enforce the provisions of this lease.

46.  Consents

     Unless specific criteria is provided for in this lease in connection with obtaining consent, whenever the consent of either party is required hereunder, said consent shall not be unreasonably withheld, conditioned or delayed.

47.  Lien waiver

     Landlord hereby waives any right it may have to assert any lien against the personal property of Tenant whether existing under common law or by statute of the State of New Jersey.

48.  Estoppel Certificate

     Tenant, at any time, and from time to time, upon at least seven (7) days prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or any other person, firm or corporation specified by Landlord, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Landlord under this lease, and if so, specifying each such default.

49.  Certificate of Occupancy

     Tenant shall be responsible and pay for applying for and obtaining an amended or new certificate of occupancy, if necessary, in connection with Tenant's use and occupancy of the demised premises.

50.  Miscellaneous

     (a) In the event legal action is brought by either Landlord or Tenant in connection with this lease, the prevailing party shall be reimbursed by the non-prevailing party for its attorneys' fees and costs. Such amounts, if due to Landlord, shall be deemed additional rent and shall be paid on demand.

     (b) The failure of Landlord to insist upon a strict performance of any term, covenant or condition herein shall not be deemed a waiver of any rights or remedies that Landlord may have or a waiver of any subsequent breach or default.

     (c) If any provision of this lease shall be unenforceable or invalid, such unenforceability or invalidity shall not affect any other provision of this lease.

     (d) The submission of this lease to Tenant shall not be construed as an offer or option, and Tenant shall not have any rights hereunder unless and until Landlord shall execute a copy of this lease and deliver the same to Tenant.

     (e) except as otherwise provided herein, all rights and liabilities given to or imposed upon the respective parties hereto shall extend to and bind the respective heirs, executors, administrators, legal representatives, successors and assigns of said parties.

     (f) the captions and headings used in this lease are for convenience of reference only and shall not be used to construe or interpret any of the terms of this lease.

51.  Right to Expand & Right of First Refusal

     (A)  Right to Expand.  During the first six (6) months following mutual
          ---------------
execution of this lease, Tenant shall have the right to lease floor 9 1/2 (or a portion thereof) of the Building consisting [*] rentable square feet (the "Expansion Space"), upon ten (10) days written notice to Landlord, upon the same terms and conditions of this lease except that the base rent and Tenant's Proportionate Share shall be ratably increased to reflect the rentable square footage of the Expansion Space.

     (B) If after six (6) months from mutual execution of this lease (and provided Tenant has not exercised its right to expand pursuant (A) above) Landlord receives a bona fide offer to lease the Expansion Space or a portion thereof) Landlord shall give Tenant written notice of such bona fide offer, and such notice shall specify the basic terms and conditions on which Landlord proposes to lease the Expansion Space (the "Offer Notices"). Tenant shall then have ten (10) business days after its receipt of the Offer Notice in which Tenant may give Landlord written notice of Tenant's acceptance of the Expansion Space on the terms and conditions specified in the Offer Notice (the "Acceptance Notice"). Prior to giving the Offer Notice to Tenant, and for ten (10) days thereafter, Landlord shall not enter into any lease of the Expansion Space with any other person or entity.

     (C) If Tenant exercises its right under sub-paragraph (A) or (B) above, Landlord and Tenant shall then promptly enter into an amendment of this Lease and, if under sub-paragraph (B) above, incorporating the terms of the Offer Notice, increasing the size of the Premises to include the Expansion Space and to increase Tenant's Proportionate Share to reflect the rentable square feet of the Expansion Space (or a portion thereof). After expiration of such ten (10) day period, if under sub-paragraph (B) above Tenant has not given Landlord a timely Acceptance Notice, then Landlord shall be free to lease the Expansion Space (or a portion thereof) to such person or entity on such terms and conditions not inconsistent with the Offer Notice.

     (D) In the event Tenant does not exercise the above first right of refusal, and Landlord does not enter into a lease with the third party on the same terms and conditions as set forth in the notice to Tenant, and subject to the rights of any other tenant in the building who has executed a lease for space in the Building prior to the date of this lease, Landlord shall notify Tenant in writing of any new terms and conditions upon which Landlord intends to enter into a lease for the Expansion Space (or a portion thereof), and Tenant shall have a new first right of refusal, which right shall be exercised by Tenant giving written notice to Landlord within ten (10) days after Tenant's receipt of Landlord's notice. Tenant's failure to give such notice shall be deemed a waiver of its first right of refusal.

     (E) The rights of Tenant under this Article are conditional upon there being no default (beyond any cure period provided in this lease) by Tenant under any provision of this lease at the time of any of the aforesaid notices or at the time of exercise of any option or right of first refusal by Tenant.

*CONFIDENTIAL TREATMENT REQUESTED.  CONDIDENTIAL PORTION HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.GDSVF&H\220361.3 34

                          Special Tenant Requirements

Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be included as part of the Lease and shall supersede any inconsistent provisions of the Lease. All terms not otherwise defined in the Exhibit shall have the same meanings as set forth in the Lease.

52.  Use

Tenant's Use of Premises and Building and Land. Subject to Article 7 of this lease, Tenant is permitted (a) to construct, maintain, operate and repair electronic, transmitting and receiving equipment and supporting structures on the Premises, including the roof of the Building, (b) to construct, maintain, operate and repair an equipment room on the Premises, including the construction of an upgraded fire suppression system, (c) to install, upgrade, maintain, operate, and repair utility lines, transmission lines, and telecommunications conduit and cabling (collectively, the "Conduits") in such locations on the Building and Land as set forth in plans and specifications, which shall be subject to Landlord's approval which shall not be unreasonably withheld, conditioned or delayed, (d) reasonable use of freight loading docks and elevators during normal business hours, to maintain Tenant's equipment and the Conduits (collectively, "Equipment"). The Equipment shall include, without limitation, the antenna, batteries, uninterruptible power supply and such other equipment, necessary thereto and more particularly as set forth hereafter. Tenant shall have access to and use of the Premises, the Building and the Conduits, 24 hours per day, 365 days per year.

53.  Alterations. The following work provisions shall be at Tenant's sole cost
     -----------
and expense and subject to all of the provisions of the Lease, including, without limitation, Article 7 of the Lease:

     (a) Tenant's Use of Conduit Ducts. Tenant shall have the right to install, maintain, operate and repair the Conduits based upon the specifics to be provided by Tenant as incorporated into the Building's Master Riser Plan in risers located within the Building, so long as Tenant's use of the Conduits does not interfere with Landlord's use of Landlord's risers located within the Building or any other tenant in the Building. If required by any service provider to the Building or by Landlord, Tenant shall install separate conduits where applicable.

     (b) Fiber Entrances and Risers. At a minimum Tenant shall have the right to utilize two utility entrances within the Building and the right to install from these dual, diverse entrances eight (8), exclusive, four (4") inch conduits for a total of sixteen conduit ducts to the Leased Premises.

     (c) Copper Entrances and Risers. Tenant shall have the right to install, maintain, operate, augment and repair the conduit ducts (conduit ducts as points of entry for main building services) and risers from the existing copper telephone point of entry to Tenant's Leased Premises. Tenant understands that the use of such conduit or riser is nonexclusive.

     (d) Antenna Pad and Riser. Tenant shall have the right as part of their Lease interest in the Building to install an exclusive (fifty (50') foot by twenty-five (25') foot) (size to be reviewed by buildings engineering team) pad for the installation of antenna, transmission equipment, receiving equipment, cabling and other antenna ancillary equipment, ("Antenna Equipment"). In addition to this space, Tenant reserves the to run cabling, conduit or wiring across the roof of the Building to appropriate conduit riser, such riser space shall be the minimum of two (2) four (4") inch conduit, that will terminate within the Leased Premises.

     (e) Overhead Space Use. Tenant shall have the right to utilize within the Premises all space from above seven (7') feet to the bottom of any beam ("Overhead Space") for any of Tenant's equipment. Utilization of this space is at Tenant's sole discretion. Tenant may also elect, to relocate any existing piping, ventilation, sprinkler, waste, drainage or any and all other piping, collectively ("Piping") from this Overhead Space. Relocation of such Piping will be at Tenant's sole cost and expense and approved in advance by Landlord. Landlord approval of such relocation may not be unreasonably withheld.

     (f) Floor Loading Capacity and Augmentation, Ceiling and Access to Space Above and Below - Tenant shall have the right to install and augment existing floor and ceiling loading capacity of the Tenant's Premises, including but not limited to work necessary to complete this task within Tenant's Premises. Such augmentation of floor and ceiling loading shall be at Tenant's sole cost and expense and subject to Landlord's reasonable approval of plans for such installation or augmentation.

     (g) Fire Protection and Drainage. Tenant shall have the right, with Landlord's prior written consent (which consent shall not be unreasonably withheld) to install, operate, augment, repair, maintain, a new Water-based Fire Protection System, at Tenant's sole cost and expense, and Tenant shall have the right to augment or repair the existing Water-base Fire Protection System anywhere-in the Premises. Additionally, Tenant reserves the right to install, operate, maintain, repair and augment, at Tenant's sole cost and expense, drainage, existing or new, within Tenant's Premises or any where on the Building that would be necessary to divert water from the Water-based Fire Protection System from Tenant's Premises, provided such drainage is not located within space leased by another tenant and provided installation, operation, maintenance, repair or augmentation does not interfere or pose a threat to another tenant's space.

     (h) Non-exclusive Use of Wet, Waste Vent and Drainage piping - Tenant shall have the right to install, maintain, augment and operate on the Premises any and all piping necessary and customary for utilizing water, waste, vent and drainage. Further, Landlord agrees that Tenant shall have the right to a non-exclusive easement for the installation of such piping in common areas as deemed necessary and appropriate for Tenant use of water, waste, vent and drainage.

     (i) Battery - Tenant shall have the right to install, maintain, and operate on the Premises a battery power plant ("Battery Power Plant") Landlord certifies floor load is 100 lbs. psf Tenant shall be responsible to reinforce floor as necessary to support Tenant's Battery Power Plant. Such battery power plant shall be for the sole use of Tenant and for the operations of the Premises for Tenant's intended use. The installation and operation of the Battery Power Plant shall be a Tenant's sole cost and expense and shall meet all Local, State and Federal Governmental requirements.

     (j) HVAC, Special Requirement and Rights. Landlord understands that Tenant's intended use of the Premises involve special requirements for the heating, cooling and ventilation ("HVAC") of the Premises. Tenant shall have the right, at Tenant's option, to install within the Premises, a separate self-contained twenty-four (24) hour a day heating, ventilation and air-conditioning HVAC unit ("Tenant's HVAC Unit") subject to Landlord's prior approval of the plans and specifications for the work and electrical requirements of Tenant's HVAC Unit, which approval shall not be unreasonably withheld, conditioned, or delayed. Tenant shall pay all costs of electrical power for such unit in the manner set forth above.

     (k) Compliance With Law. Nothing contained in this Exhibit shall in any way limit or negate Tenant's obligation to comply with laws in accordance with the terms of the Lease.

     (l) Initial Installation and Testing. Tenant shall have the right, at Tenant's sole cost and expense, at any time following the execution of this Lease by Tenant in a form mutually acceptable to Landlord and Tenant, to enter upon the Building and Land and to carry out any tests, inspections, pre-installation and installation activities on the Building and Land as necessary for the construction and installation of the Equipment, including without limitation, engineering and environmental surveys, physical inspections, soil test borings, and underground trenching. Immediately following the completion of such tests, inspections or pre-installation activities, Tenant shall, at Tenant's sole cost and expense, repair any damage to the Building and Land caused by such inspections or pre-installation activities, including repaying and re-landscaping any affected areas of the Building and Land. Any such entry onto the Building and Land prior to the Commencement Date of the Lease shall be on all of the terms and provisions of the Lease, except for Tenant's obligation to pay rent.

54. Equipment Ownership; Surrender. The Equipment (other than conduits, pipes, risers, ducts, and other equipment which are affixed to the Premises or Building) shall be the property of and owned by Tenant throughout the Lease Term, and shall in all event be deemed trade fixtures, even if affixed to the Premises or Building or Land. On or before the Expiration Date or earlier termination of this Lease, Tenant shall remove its Equipment from the Premises and Building and Land without damaging the Premises or the Building. Landlord hereby expressly waives and releases any and all contractual liens and security interests or constitutional and/or statutory liens and security interests arising by operation of law or under the Lease to which Landlord might now or hereafter be entitled on any of the Equipment, Tenant's HVAC Unit or Tenant's Generator. Landlord further agrees that the Equipment, Tenant's HVAC Unit, and Tenant's Generator shall be exempt from execution, foreclosure, sale, levy, attachment, for any Tenant default hereunder, and that the Equipment, Tenant's HVAC Unit, and Tenant's Generator may be removed at any time from the Premises or the Building and Land by Tenant.

Landlord acknowledges Tenant may lease all of its equipment, including its emergency generators.

55.  Utilities.

Supply of Electrical Power.

Payment for Electrical Usage. Prior to the Commencement Date Tenant shall separately meter Tenant's use of electrical power. In the event Landlord supplies power to Tenant, Tenant shall pay to Landlord on a monthly basis for all such electric usage, as shown by the meters described above, at the rates charged for such services by the local public utility and with no added fees. If Tenant cannot not separately meter Tenant's electrical power usage at the Premises, Tenant shall pay to Landlord, on a monthly basis, an amount equal to Tenant's average monthly electric usage as determined by an independent engineer retained by Landlord. Such amount shall be Tenant's monthly charge for electrical power, and shall be reviewed annually and adjusted if necessary to reflect changes in Tenant's electrical power usage at the Premises.

Emergency Power Generator. Subject to Article 7 of the Lease, Tenant shall have the right, at any time during the Lease Term, at Tenant's option and at Tenant's sole cost and expense: (a) install four (4) 750 KW emergency power generator(s) ("Tenant's Generator") on the Premises or elsewhere within or on the building, as noted in Exhibit A, in such location as reasonably approved by Landlord, to provide back-up emergency power for the Equipment and for Tenant's HVAC Unit, and (b) store fuel above ground, on the Premises as noted in Exhibit A, in such locations as reasonably approved by Landlord, in an amount Tenant reasonably determines necessary for Tenant's Generator as approved by Landlord's engineering team.

56.  No Interference; Relocation.

No Interference. Neither Landlord nor any of Landlord's agents, employees, or contractors (collectively, the "Landlord Parties") shall interfere in any way with the Equipment or with Tenant's access to the Equipment and Antennas, the Conduits, Tenant's HVAC Unit, or Tenant's Generator (the "Interference"). Landlord agrees that prior to carrying out any construction, maintenance or repair activities which are in the immediate vicinity of the Premises, the Antennas, the Conduits, Tenant's HVAC Unit, or Tenant's Generator (if such are not located within the Premises) and which would a disruption in the operation of such, Landlord shall provide three (3) days' prior written notice of Landlord's or Landlord Parties' intent to carry out such construction, maintenance or repair work including the date, time and location in which such work will take place. Tenant shall have the right to monitor and inspect such work at Tenant's own risk, and at Tenant's sole cost and expense. Landlord and Landlord Parties shall exercise all due care in carrying out such work. Landlord shall use reasonable efforts to immediately notify the Tenant's designated contact person by telephone or facsimile in the event of fire, power failure, bomb threats, or other unplanned events which could adversely impact Tenant's operations.

Remedies. Upon written notice from Tenant, stating with specificity that Landlord or one or more of the Landlord Parties is creating an Interference in violation of the immediately preceding paragraph, Landlord shall take immediately all necessary measures at Landlord's sole cost and expense to eliminate the Interference, including hiring agents to work extended hours, until the Interference is eliminated. If Landlord does not eliminate the Interference, Tenant shall have the right, at Tenant's option, in addition to any other remedy at law or in equity, to (a) eliminate the Interference, and deduct the cost of eliminating the Interference from the Base Rent next due, (b) obtain injunctive relief enjoining or restraining whatever Interference may have occurred or be occurring, without posting a bond or other security and without proving damages, it being expressly recognized by Landlord that any Interference will cause irreparable harm to Tenant which cannot be fully compensable by damages, or (c) receive an equitable abatement of rent during the period of the Interference, such abatement to be based on the degree, duration and severity of the Interference, as determined by the parties or by a court of competent jurisdiction.

Relocation. In no event shall Landlord relocate Tenant or the Equipment to other premises, or require Tenant to relocate its Equipment for any length of time to any other location, either in or on the Building or Land or elsewhere.

Sound Control. Tenant is responsible for taking the necessary measures to reduce the sound transmissions caused by the Equipment In addition, Tenant's Generator shall be installed in a weatherproof, walk-around type, sound attenuating enclosure which shall limit the sound to no more than 85 dBA as measured at three (3) feet from any side, top or bottom, under all operating conditions.

57. Transferability. For purposes of the Lease, the sale of the Tenant's capital stock through any public exchange or any issuance for purposes of raising financing shall not be deemed an assignment or any other transfer of the Lease or the Premises.

58. Confidentiality. Landlord shall keep all Confidential Information of Tenant confidential. For the purposes of this Lease, "Confidential Information" includes any data or information pertaining to Tenant or Tenant's business, regardless of medium, that is provided by Tenant to Landlord, including Tenant's plans and specifications or electrical power requirements, site plans, or copies of any such information, but excludes any information (a) approved in writing by Tenant for release to third parties, (b) that Landlord possesses independently of Tenant, or (c) that Tenant places in the public domain. The foregoing shall not restrict Landlord from disclosing Confidential Information to any potential investor, partner, buyer or mortgagee of Landlord or the Building,

     In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers on the day and year first above written.

                             MARKET HALSEY URBAN RENEWAL, INC.
                                 Landlord

Witness:

                                 By:  /s/ [signature illegible]
_________________________             ----------------------------------
                                      Name:
                                      Title:


Witness:                     EQUINIX, INC., Tenant

                                 By:  /s/ Albert M. Avery, IV
_________________________        ---------------------------------------

                                   Exhibit A
                                   ---------

                [Graphic of Floor Plan of the Demised Premises]

                                   Exhibit B
                                   ---------

                               Legal description
                               -----------------

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE CITY OF NEWARK, COUNTY OF ESSEX, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT MARKING THE INTERSECTION OF THE EASTERLY LINE OF [*] STREET WITH THE NORTHERLY LINE OF [*] STREET, RUNNING THENCE:

1. ALONG THE NORTHERLY LINE OF [*] STREET, SOUTH 64 (SOUTH 24 DEGREES, DEED) DEGREES 25 MINUTES EAST, 250.47 FEET TO THE INTERSECTION OF SAID SIDE LINE WITH THE WESTERLY LINE OF [*] STREET; THENCE

2. ALONG SAID SIDE LINE, NORTH 27 DEGREES 28 MINUTES EAST, 311.88 FEET TO THE POINT OF INTERSECTION OF SAID SIDE LINE WITH THE SOUTHERLY SIDE LINE OF [*] STREET; THENCE

3. ALONG SAID SIDE LINE OF [*] STREET, NORTH 59 DEGREES 08 MINUTES 31 SECONDS WEST, 280.82 FEET TO THE INTERSECTION OF SAID SIDE LINE WITH THE AFOREMENTIONED EASTERLY SIDE LINE OF [*] STREET; THENCE

4.   ALONG SIDE LINE OF [*] STREET, SOUTH 26 DEGREES 17 MINUTES 23 SECONDS WEST,
139.57 FEET TO AN ANGLE POINT; THENCE

5. STILL ALONG THE EASTERLY SIDE LINE OF [*] STREET, SOUTH 19 DEGREES 38 MINUTES WEST, 199.02 FEET TO THE POINT OR PLACE OF BEGINNING.

THE ABOVE DESCRIPTION BEING IN ACCORDANCE WITH A SURVEY MADE BY P & M SURVEYING, INC., DATED AUGUST 16, 1996.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOTS [*] & [*], BLOCK [*], ON THE OFFICIAL TAX MAP OF THE CITY OF NEWARK.

*CONFIDENTIAL TREATMENT REQUESTED.  CONDIDENTIAL PORTION HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Exhibit C

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
             ------------------------------------------------------

This Subordination, Non-Disturbance and Attornment Agreement (this Agreement), made as of , 1999, by and between LOCAL FEDERAL BANK, F.S.B. having an address at 3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116 (the Lender) and _________________________, a _______________________, having an address at
__________________________ (the Tenant);

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, by a lease (as the same may be amended from time to time, the Lease) dated _________, 19__, between MARKET HALSEY URBAN RENEWAL, LLC (the Landlord), as landlord, and Tenant, as tenant, the Landlord leased to Tenant a certain portion of the building known as and located at being more fully described in said Lease (the Premises);

     WHEREAS, the Landlord has executed and delivered or intends to execute and deliver to the Lender a mortgage note in the original principal amount of ________________ ($_________) Dollars, which note is or will be secured by, among other things, a mortgage (which mortgage and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders, restatements and consolidations thereof and all re-advances thereunder and additions thereto is referred to as the Mortgage) encumbering certain land being more particularly described in Schedule A attached hereto (the Land), together with the buildings and other improvements located or to be located thereon (such buildings and other improvements and the Land, collectively, the Mortgaged Property) including, without limitation, the Premises.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein, have agreed and hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, is and shall be subject and subordinate in each and every respect to the Mortgage, to all renewals, modifications, replacements and extensions thereof, to all terms, conditions and provisions thereof and to each and every advance heretofore made or hereafter made under the Mortgage.

     2. The Lender agrees that if any action or proceeding is commenced by the Lender for the foreclosure of the Mortgage or the sale of the Mortgaged Property, the Tenant shall not be named as a party therein (unless required by law), and the sale of the Mortgaged Property in any such action or proceeding and the exercise by the Lender of any of its other rights under the Mortgage, or under the note secured by the Mortgage, shall be made subject to all rights of the Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding and at the time of any such sale or exercise of any such other rights, the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on the Tenant's part to be observed or performed.

     3. The Tenant shall concurrently give the Lender copies of all notices and other communications given by the Tenant to the Landlord relating to (i) defaults or alleged alleged defaults on the part of the Landlord or the Tenant under the Lease, (ii) any violations of any ordinances, statutes, laws, rules, codes, regulations or requirements of any governmental agency, and (iii) any assignment or subletting of all or any portion of the Premises.

     4. In the event of any act or omission by the Landlord which would give the Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, the Tenant will not exercise any such right (i) until it has sent written notice of such act or omission to the Lender as provided herein, and (ii) unless the Lender shall have failed within thirty (30) days after receipt of such notice to cure such default or, if such default is not reasonably susceptible of cure within such thirty
(30) days, the Lender shall not have commenced the cure of such default within thirty (30) days of receipt of such notice and thereafter diligently pursued such action.

     5. In the event that the interest of the Landlord is transferred by reason of, or assigned in lieu of foreclosure or other proceedings for enforcement of the Mortgage, then, subject to the provisions of this Agreement, the Lease shall nevertheless continue in full force and effect and, upon the written request of the Lender, the Tenant shall attorn to the Lender and shall recognize the Lender as its landlord. Although the foregoing provision shall be self-operative, in order to confirm such attornment, upon the request of the Lender, the Tenant shall execute and deliver to the Lender (i) an agreement of attornment in form and content reasonably satisfactory to the Lender, at the Tenant's sole cost and expense, confirming the foregoing attornment and agreeing to perform all the terms, covenants and conditions of the Lease on the Tenant's part to be performed for the benefit of such Lender with the same force and effect as if such Lender were the Landlord originally named in this Lease or
(ii) a new lease with the Lender, as landlord, for the remaining term of the Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. Nothing herein contained shall be construed however, to obligate the Lender to cure any default by the Landlord under the Lease occurring prior to any date on which the Lender shall succeed to the rights of the Landlord, it being expressly agreed that under no circumstances shall the Lender be obligated to remedy any such default.

     6. If the Lender shall succeed to the interest of the Landlord, the Lender shall have no personal liability as successor to the Landlord, and the Tenant shall look only to the estate and property of the Lender in the Mortgaged Property or the proceeds thereof for the satisfaction of the Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by the Lender as landlord under the Lease. In addition, the Lender as holder of the Mortgage or as landlord under the Lease if it succeeds to that position, shall in no event (i) be liable to the Tenant for any act or omission of any prior landlord, (ii) be subject to any offset or defense which the Tenant might have against any prior landlord, (iii) be liable to the Tenant for any liability or obligation of any prior landlord occurring prior to the date that the Lender or any subsequent owner acquires title to the Premises, or (iv) be liable to the Tenant for any security or other deposits given to secure the performance of the Tenant's obligations under the Lease, except to the extent that the Lender shall have acknowledged actual receipt of such security or other deposits in writing. No other property or assets of the Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Tenant's remedies under or with respect to the Lease, the relationship of the landlord and the tenant thereunder or the Tenant's use or occupancy of the Premises.

     7. All notices and other communications hereunder shall be sent by certified or registered mail (postage prepaid, return receipt requested) to the Lender at the address set forth above, Attention: Keith Wilson, or to the Tenant at the address set forth in the Lease, or to such other address or person as may be specified in a notice sent in accordance with the provisions of thin Section 7, and shall be deemed given when received at the addresses specified above.

     8. No prepayment of rent or additional rent due under the Lease of more than one month in advance shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless consented to by the Lender, and from and after the date hereof, no amendment, modification, surrender or cancellation of the Lease shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless such amendment, modification, surrender or cancellation is done in compliance with the terms of the Mortgage.

     9. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein, the term Tenant shall mean and include the present tenant under the Lease, any permitted subtenant under the Lease, any permitted assignee of the Lease and any successor of any of them. The term Lender as used herein shall include the holder of the Mortgage, the successors and assigns of the Lender, and any person, party or entity which shall become the owner of the Mortgaged Property by reason of a foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or other proceedings for enforcement of the Mortgage or otherwise. The term Landlord as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease.

     10. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

     11. This Agreement satisfies the condition to the subordination of the Lease to the Mortgage set forth in Section 14 of the Lease with respect to the execution and delivery of a non-disturbance agreement.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     13. Both the Tenant and the Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to the Lease or this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                      LOCAL FEDERAL BANK, F.S.B.

                                 By:______________________________________
                                    Name:
                                    Title:

                                 [TENANT]

                                 By:______________________________________
                                    Name:
                                    Title:

STATE OF           )
                   )       ss.:
COUNTY OF          )


          On the ______ day of _______________ 199_, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________ that he is a __________________ of
Local Federal Bank, F.S.B., the limited liability company described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said company


                                 _________________________________________
                                 Notary Public

STATE OF           )
                   )       ss.:
COUNTY OF          )


          On the ___ day of ___________ 199_, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he resides ___________________ at that he is a ____________________ of
__________________, the __________________ described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.


                                 _________________________________________
                                 Notary Public

                                  SCHEDULE A

                                   The Land
                                   --------

                                   Exhibit D
                                   ---------

(Commencement Date Agreement)

     THIS COMMENCEMENT DATE AGREEMENT (this "Agreement") is made this ____ day of __________, 199_, by and between ____________________, a _________________
("Landlord") and _______________________, a ________________________ ("Tenant").

     1. The parties have heretofore entered into a written Lease Agreement dated _________________ (the "Lease") for the leasing by Landlord to Tenant of certain space in the Building known as __________________________ located in _________., __________, all as more particularly described in the Lease.

     2. Landlord and Tenant agree that the Commencement Date of the Term of the Lease is __________________________. The term of the Lease shall expire on
_____________.

     3. Landlord and Tenant agree that the net rentable square feet of the Premises is __________ and that Tenant's Proportionate Share is __________ percent (_______ %).

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Agreement as of the day and year first above written.

                                 "LANDLORD"

                                 By:
                                 Its:

                                 Date:  _________________

                                 "TENANT"

                                 By:
                                 Its:
                                 Date:  _________________